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                                                                    EXHIBIT 99.2



                                 HCC TO ACQUIRE
                          PROFESSIONAL INDEMNITY AGENCY


HOUSTON (July 26, 2001) . . . Stephen L. Way, Chairman and Chief Executive Officer of HCC INSURANCE HOLDINGS, INC. (NYSE symbol: HCC) announced today that the Company has signed a letter of intent to acquire all of the outstanding shares of Marshall Rattner, Inc., the parent company of Professional Indemnity Agency, Inc. ("PIA"). The transaction contemplates a combination of cash and HCC shares and is expected to close in August, 2001.

PIA is an underwriting agency based in Mt. Kisco, New York focusing on specialty lines of insurance including kidnap & ransom, miscellaneous errors & omissions and directors & officers insurance. Founded in 1977, PIA is recognized as a leader in its specialty insurance business and enjoys a superior reputation, worldwide. PIA is expected to underwrite approximately $110 million in premium during 2001.

Mr. Way stated that this acquisition is part of HCC's continuing philosophy to expand its underwriting agency operations and also provide the Company diversification into new specialty lines of business.


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Mark E. Rattner, who will remain President and Chief Executive Officer of PIA, stated that he and his existing team would continue to manage PIA's operations following the transaction. Mr. Rattner added that as part of the HCC group, PIA will be able to provide increased stability to its reinsurers, producers and clients, as well as expand its operations into other specialty lines of business, possibly through further acquisitions.

HCC is an international insurance holding company with assets exceeding $2.75 billion and whose shares are traded on the NYSE (symbol: HCC) with a market capitalization of over $1.5 billion. HCC is rated AA (Very Strong) by Standard & Poor's and A+ (Superior) by A. M. Best Company.

For more information, visit our website at WWW.HCCH.COM.

Contact:    L. Byron Way, Vice President at
            HCC Insurance Holdings, Inc. (713) 690-7300

This press release contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect or anticipate may occur in the future, including such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our businesses and operations, plans and references to future successes may be considered forward-looking statements. Also, when we use words


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such as "anticipate," "believe," "estimate," "expect," "intend," "plan,"
"probably" or similar expressions, we are making forward-looking statements. Many risks and uncertainties may impact the matters addressed in these forward-looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this press release, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this press release may not occur.

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